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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: September 6, 2006
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                        FOREST RESOURCES MANAGEMENT CORP.
                     (Formerly Executive Hospitality Corp.)
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             (Exact Name of Registrant As Specified In Its Charter)



    DELAWARE                     001-16181                     22-2946374
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(State of Jurisdiction          (Commission                   (IRS Employer
   of Incorporation)             File Number)            Identification Number)


          238 Northeast First Ave., Delray Beach, FL              33444
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      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (305) 395-4151
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     The following current report under Section 13 or 15(d) of the Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:

ITEM 4.01  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS

On September 7, 2006, the Registrant announced that it had retained the international auditing firm SF Partnership, LLP to serve as the Registrant's independent Certifying Accountant. The previous Certifying Accountant, Schuhalter, Coughlin & Suozzo LLC, was unable to continue in that position due to lack of PCAOB registration. This change was not due to any disagreement with management or with the policies, systems, controls or procedures of the Registrant.

SF Partnership, LLP, is an international accounting and auditing firm and are certified by the PCAOB. SF Partnership, LLP, has implemented systems and controls that ensure that the financial statements of Public Companies and Reporting Issuers which are audited by SF Partnership, LLP are done in accordance with the highest standards of quality, independence and ethics as established by securities regulators.


ITEM 7.01    REGULATION FD DISCLOSURE

On September 6, 2006, the Registrant announced that it had retained the international auditing firm SF Partnership, LLP to audit its financial statements to bring its SEC periodic filings current. A copy of the News Release is attached hereto as an Exhibit.


Item 9.01.   Financial Statements and Exhibits.

             (d) Exhibits.

             Exhibit No.  Description of Exhibit

             99.1         Press Release dated September 6, 2006.



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                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED: September 6, 2006            FOREST RESOURCES MANAGEMENT CORP.

                                          By:/S/ CHAIM JUSTMAN
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                                          President
























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